EXHIBIT 99
----------



                       SUPPLEMENTAL INFORMATION

               The following is supplemental information
                  regarding LaSalle Hotel Properties.

               UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma quarterly statements are presented as if the acquisition of LHL occurred and the company became self-managed as of January 1, 2000. The pro forma financial information reflects adjusted results of operations of LaSalle Hotel Properties for the quarters ending March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 in connection with changes effective January 1, 2001 to the federal tax laws relating to real estate investment trusts, which are commonly known as the REIT Modernization Act ("RMA"), and the company becoming self-managed.

     The unaudited pro forma quarterly statements of operations are not necessarily indicative of what our future financial position or results of operations actually would have been if the company had become self-managed or if the RMA had been enacted at the beginning of the periods presented. Additionally, the unaudited pro forma quarterly statements of operations do not purport to project our results of operations at any future date or for any future period. The unaudited pro forma quarterly statements of operations should be read in conjunction with our historical consolidated financial statements and related notes




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
                                          LASALLE HOTEL PROPERTIES

                                 CONSOLIDATED PROFORMA STATEMENTS OF INCOME


                                Three Months   Three Months  Three Months    Three Months   Twelve Months
                                   Ended          Ended          Ended          Ended           Ended
                                 March 31,       June 30,    September 30,   December 31,    December 31,
                                   2000           2000           2000           2000            2000
                                As Adjusted    As Adjusted    As Adjusted    As Adjusted     As Adjusted
                                -----------    -----------   ------------   ------------    ------------
Revenues:
Hotel operating revenue:
  Room revenue. . . . . . . .        10,874         16,912         19,448         14,575          61,809
  Food & beverage revenue . .         6,121          9,958          9,489          8,933          34,501
  Other revenue . . . . . . .         1,481          3,466          3,945          2,419          11,311
Participating lease revenue:.        12,310         13,287         15,282         11,930          52,809
Interest income:. . . . . . .           265            250            349            398           1,262
Equity in income (loss)
  from Affiliated Lessee. . .           (53)            75             45             18              85
Equity in income (loss)
  from Joint Ventures . . . .           (24)           432            413            246           1,067
Other income. . . . . . . . .            56              0              0            151             207
                                 ----------     ----------     ----------     ----------      ----------
    Total revenues. . . . . .        31,030         44,380         48,971         38,670         163,051
                                 ----------     ----------     ----------     ----------      ----------
Expenses:
Hotel operating expenses:
  Rooms . . . . . . . . . . .         3,062          3,714          3,868          3,572          14,216
  Food & beverage . . . . . .         5,119          6,648          6,669          6,514          24,950
  Other direct. . . . . . . .         1,152          1,868          2,105          1,458           6,583
  Other indirect. . . . . . .         5,591          7,966          8,854          7,056          29,467
Depreciation and other
  amortization. . . . . . . .         6,971          7,262          7,442          7,403          29,078
Real estate, personal
  property taxes and
  insurance . . . . . . . . .         1,953          2,381          2,281          1,847           8,462
Ground rent . . . . . . . . .           586            923          1,103            962           3,574
General and administrative. .         1,087          1,234          1,372          1,200           4,893
Interest. . . . . . . . . . .         4,476          5,324          5,694          5,649          21,143
Amortization of deferred
  financing costs . . . . . .           259            259            308            313           1,139
Other expenses. . . . . . . .         1,059              8              3              4           1,074
                                 ----------     ----------     ----------     ----------      ----------
    Total expenses. . . . . .        31,315         37,587         39,699         35,978         144,579
                                 ----------     ----------     ----------     ----------      ----------


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                           CONSOLIDATED PROFORMA STATEMENTS OF INCOME - CONTINUED


                                Three Months   Three Months  Three Months    Three Months   Twelve Months
                                   Ended          Ended          Ended          Ended           Ended
                                 March 31,       June 30,    September 30,   December 31,    December 31,
                                   2000           2000           2000           2000            2000
                                As Adjusted    As Adjusted    As Adjusted    As Adjusted     As Adjusted
                                -----------    -----------   ------------   ------------    ------------
Income (loss) before minority
  interest, gain (loss) on
  sale of property, extra-
  ordinary items. . . . . . .          (285)         6,793          9,272          2,692          18,472


Minority interest . . . . . .            17            397            777           (719)            472

Loss on sale or writedown
  of property . . . . . . . .             0          1,266              0         11,030          12,296

Income tax provision. . . . .          (480)           678            341             83             622
                                 ----------     ----------     ----------     ----------      ----------
Net income (loss) . . . . . .           178          4,452          8,154         (7,702)          5,082
                                 ==========     ==========     ==========     ==========      ==========
Share Data:
Net income per weighted
  average common share
  outstanding:
    -Basic. . . . . . . . . .          0.01           0.26           0.48          (0.45)           0.30
    -Diluted. . . . . . . . .          0.01           0.26           0.48          (0.45)           0.30

Weighted average number
  of common shares
  outstanding:
    -Basic. . . . . . . . . .    16,881,979     16,901,514     16,925,815     16,972,445      16,920,596
    -Diluted. . . . . . . . .    16,894,833     16,972,049     17,007,337     17,071,733      16,982,962

Comparable Funds From
  Operations (FFO):
Net income. . . . . . . . . .           178          4,452          8,154         (7,702)          5,082
Depreciation. . . . . . . . .         6,969          7,260          7,440          7,395          29,064
Equity in depreciation of
  Joint Venture . . . . . . .           150            206            212            217             785
Amortization of deferred
  lease fees. . . . . . . . .             2              2              2              8              14
(Gain) loss on sale of
  property/property held
  for sale. . . . . . . . . .             0          1,266              0         11,030          12,296
Minority interest . . . . . .            17            397            777           (719)            472
                                 ----------     ----------     ----------     ----------      ----------
     FFO. . . . . . . . . . .         7,316         13,583         16,585         10,229          47,713
                                 ----------     ----------     ----------     ----------      ----------




                           CONSOLIDATED PROFORMA STATEMENTS OF INCOME - CONTINUED


                                Three Months   Three Months  Three Months    Three Months   Twelve Months
                                   Ended          Ended          Ended          Ended           Ended
                                 March 31,       June 30,    September 30,   December 31,    December 31,
                                   2000           2000           2000           2000            2000
                                As Adjusted    As Adjusted    As Adjusted    As Adjusted     As Adjusted
                                -----------    -----------   ------------   ------------    ------------

Advisory transition
  expense . . . . . . . . .             600              0              0              0             600
Subsidiary purchase cost. .             455              0              0              0             455
                                 ----------     ----------     ----------     ----------      ----------
    Comparable FFO. . . . . .         8,371         13,583         16,585         10,229          48,768
                                 ==========     ==========     ==========     ==========      ==========
Comparable FFO per
  common share and unit:
    -Basic. . . . . . . . . .          0.45           0.74           0.90           0.55            2.64
    -Diluted. . . . . . . . .          0.45           0.73           0.89           0.55            2.63

Weighted average number of
  common shares and
  units outstanding:
    -Basic. . . . . . . . . .    18,453,485     18,477,415     18,501,716     18,520,780      18,488,475
    -Diluted. . . . . . . . .    18,466,339     18,547,950     18,583,238     18,620,069      18,550,841

Comparable EBITDA:
Net income. . . . . . . . . .           178          4,452          8,154         (7,702)          5,082
Interest. . . . . . . . . . .         4,476          5,324          5,694          5,649          21,143
Depreciation and
  amortization. . . . . . . .         7,230          7,521          7,750          7,716          30,217
Equity in depreciation/
  amort of Joint Venture. . .           161            220            226            232             839
Equity in interest expense
  of Joint Venture. . . . .             191            272            288            287           1,038
Income tax provision. . . . .          (480)           678            341             83             622
Minority interest . . . . . .            17            397            777           (719)            472
                                 ----------     ----------     ----------     ----------      ----------
    EBITDA. . . . . . . . . .        11,773         18,864         23,230          5,546          59,413
                                 ----------     ----------     ----------     ----------      ----------
Advisory transition
 expense. . . . . . . . . .             600              0              0              0             600
Subsidiary purchase cost. .             455              0              0              0             455
                                 ----------     ----------     ----------     ----------      ----------
      Comparable EBITDA . . .        12,828         18,864         23,230          5,546          60,468
                                 ==========     ==========     ==========     ==========      ==========
